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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                         CATALYTICA ENERGY SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-31953                  77-0410420
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                  1388 North Tech Boulevard, Gilbert, AZ 85233
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 556-5555

          ____________________________________________________________
          (Former name or former address, if changed since last report)

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Item 7.     Financial Statements and Exhibits

            (c) The following exhibits are furnished herewith:

            Exhibit 99.1 Press Release of Catalytica Energy Systems, Inc. dated February 5, 2004 entitled Catalytica Energy Systems to Acquire SCR-Tech.

            Exhibit 99.2 Press Release of Catalytica Energy Systems, Inc. dated February 5, 2004 entitled Catalytica Energy Systems Reports Fourth Quarter and Full Year 2003 Financial Results.

Item 9.     Regulation FD Disclosure

            On February 5, 2004 Catalytica Energy Systems, Inc. issued a press release announcing its pending acquisition of SCR-Tech LLC. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 12.    Results of Operations and Financial Condition

            On February 5, 2004 Catalytica Energy Systems, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CATALYTICA ENERGY SYSTEMS, INC.

                                                 By: /s/ Robert W. Zack
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                                                     Robert W. Zack
                                                     Chief Financial Officer

Date: February 5, 2004

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release of Catalytica Energy Systems, Inc. dated February 5,
              2004 entitled Catalytica Energy Systems to Acquire SCR-Tech.

99.2 Press Release of Catalytica Energy Systems, Inc. dated February 5, 2004 entitled Catalytica Energy Systems Reports Fourth Quarter and Full Year 2003 Financial Results.